                                                                      EXHIBIT 32
                                                                      ----------

            WINTHROP RESIDENTIAL ASSOCIATES I, A LIMITED PARTNERSHIP
            --------------------------------------------------------
                            FORM 10-QSB JUNE 30, 2003
                            -------------------------


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Winthrop Residential Associates I, A Limited Partnership, (the "Partnership"), on Form 10-QSB or the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 14, 2003                                /s/ Michael L. Ashner
                                                     ---------------------
                                                     Michael L. Ashner
                                                     Chief Executive Officer


Date: August 14, 2003                                /s/ Thomas C. Staples
                                                     ---------------------
                                                     Thomas C. Staples
                                                     Chief Financial Officer